UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 10, 2006

ANGIODYNAMICS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-50761	11-3146460
(Commission File Number)	(IRS Employer Identification No.)

603 Queensbury Avenue, Queensbury, New York	12804
(Address of Principal Executive Offices)	(Zip Code)

(518) 798-1215
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Item 7.01.	Regulation FD Disclosure.

The following information is furnished pursuant to both Item 2.02 and Item 7.01.

On August 10, 2006, AngioDynamics, Inc. issued a press release announcing its financial results for the thirteen and fifty-three weeks ended June 3, 2006. A copy of the release is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release issued by AngioDynamics, Inc. on August 10, 2006, regarding financial results for the thirteen and fifty-three weeks ended June 3, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2006	ANGIODYNAMICS, INC.
(Registrant)

By: /s/ Joseph G. Gerardi
Joseph G. Gerardi
Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1.	Press Release issued by AngioDynamics, Inc. on August 10, 2006, regarding financial results for the thirteen and fifty-three weeks ended June 3, 2006.